

viggle™

The Leading Entertainment Marketing and Rewards Company

Safe Harbor Statement

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "plan," "assume" or other similar expressions, although not all forward-looking statements, contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Among others, forward-looking statements contained in this presentation include our plans for Viggle Events, plans for the launch of a Windows version of Viggle, the Viggle store launch, the information on what we want to accomplish, and estimated 2014 revenues. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and limited revenues to date; we may not be able to achieve or maintain profitability; the likelihood of our success must be considered in light of the problems, expenses difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment; the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes in federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

Company Overview

Mobile and web-based entertainment marketing platform using rewards to drive discovery and engagement


wetpaint
viggle

General Corporate Information	
Exchange / Symbol	NASDAQ:VGGL
Share Price	\$4.62[1]
LTM Revenue	\$18.0 million
Enterprise Value:	\$97.5 million[1]
Headquarters:	New York, New York

- Viggle helps guide consumers towards various forms of media consumption in several ways
  - Television enhancement
  - Distributed reminders
  - Publishing & social distribution
  - Music discovery & purchase
- In an increasingly fragmented landscape, Viggle helps connect various parties in a meaningful way
  - Media Companies - promote content through web, mobile and social channels to generate audiences
  - Brands - reach verified audiences
  - Consumers - earn points and/or brand rewards through the consumption of and engagement with entertainment

(1) As of September 5, 2014

Management Team

Robert F.X. Sillerman
Chairman & CEO


Billboard
ANTE UP CASINOS BET BIG ON MUSIC
TUNED IN NPR'S COOL CACHET
ROBERT F.X. SILLERMAN HAS A $1 BILLION PLAN TO CONQUER THE WORLD OF DANCE MUSIC

sfx	IPO $260M Oct 2013	• Serves as Chairman and CEO of SFX Entertainment Inc. (NASDAQ:SFXE) • Producer of live entertainment events and electronic music culture festivals
CKX	Sale $509M May 2011	• Sold to Apollo Global Management • Interests included Elvis Presley Enterprises, Muhammad Ali and 19 Entertainment, the owner of American Idol • Now known as CORE Media Group, an entertainment brand and licensing company
SFX Entertainment	Sale $4.4B August 2000	• Co-Founder • 7th largest owner of radio stations in the United States, with 120 different radio stations. • Sold to the private equity firm, HM Capital Partners
SFX Broadcasting	Sale $2.1B 1998	• Founder • Operator of live entertainment events (concerts and sporting events) • Sold to Clear Channel, operations later spun-off as Live Nation Entertainment (NYSE:LYV)

Management Team

Continued



Greg Consiglio

President & COO

- Former Executive Vice President of Business Development at Ticketmaster Entertainment
- Former Senior Vice President at AOL, and served as Managing Director, AOL Asia



Kevin Arrix

Chief Revenue Officer

- Former EVP of Digital Advertising at MTV Networks (MTV, VH1, Nickelodeon, Comedy Central, CMT, Spike and Logo)
- Prior to MTV Networks, Kevin held positions at CBS Sports Line and Turner Broadcasting



John Small

CFO

- Former Portfolio Manager at several asset management firms, covering the Telecom, Media & Technology (TMT), including GLG Partners, Ulysses Management and Odyssey Partners
- Previously worked in the Equity Research departments of both Dillon Read and Morgan Stanley

Introduction

Consumers engage with various forms of content across the entertainment landscape…


TV
Music
Web
Live
Events

The Problem

This landscape has become increasingly more crowded

Consumers
want to discover and engage with content

Media Companies
need to generate meaningful audiences

Marketers
want to reach verified audiences



TV
Music
Web
Live Events

Our Solution

One platform to connect media companies, marketers, and consumers

Consumers
earn points for consumption and engagement

Media Companies
can promote content and verify audiences

Marketers
target media across the platform using 1st party data


TV
Music
viggle
Web
Live Events

Viggle TV

Discover new and engage with TV programming

ACR technology can identify programming on 200 channels 24/7

Earn points during any live program or that aired in the last 7 days; promoted programming earns bonus points

Play along with companion games such as trivia and fantasy sports for additional points


TV
Listening to your
viggle
The Voice
viggle

Viggle Music

Discover songs and redeem for free music

ACR technology can identify 9mm tracks

+25 Match against promoted music and earn bonus points

Download at the viggle store Purchase music or redeem for free tracks in the Viggle Store



Music
viggle
Back
Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
+5 when you watch this!
iTunes
viggle store
Featured
Guide
Most Chatter
3X

Viggle Web Video

Earn points while watching online video

Log into Viggle-enabled websites with your Facebook account

+25 Watch video and earn points for each engagement


viggle
Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
viggle
WATCH AND EARN
Get to Know...
The Hot Jocks from The Bachelorette
+20
Web
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)

Viggle Events COMING SOON!

Earn rewards while out of the home

iBeacon

Geo-fencing, bluetooth beacons and other location services verify presence

Push notifications unlock location-specific experiences



viggle
Featured
Guide
Most Chatter
3X
Back
Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
WATCH AND EARN
Get to Know...
The Hot Jocks from The Bachelorette
+20
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)
Friday, 2014
Live Events

(1) Not operational at this time. Expected operational by the end of Fiscal 2015.

Viggle Platform

Unlock experiences and earn rewards across the entertainment graph


TV
Music
viggle
WATCH AND EARN
Get to Know...
The Hot Jocks from The Bachelor-ette
+20
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)
Tighten Up
The Black Keys
This is an album by The Black Keys. The name of this album is Brothers.
Web
Live Events

So what are the rewards?

Viggle Rewards

Redeem for digital downloads, gift cards, merchandise and more

- Digital and physical fulfilled rewards
- Viggle Store has TV, music, movies and books from the major studios and publishers



Viggle Store
Home
Top Albums
Top Songs
How To Download Music
back to previous
CALVIN HARRIS SUMMER
Summer
From the album: Summer
by Calvin Harris
Get song 4500 points
Duration: 3:41
Released: Mar 15, 2014
Genre: Dance
Albums by Calvin Harris
Show all albums
viggle
$5 Best Buy® e-Gift Card
18800 pts
Rewards
MUSIC DOWNLOADS
Fandom Rewards
Deals
Entertainment
Products
Gift Cards

Market Opportunity

Viggle is the beneficiary of several important trends

Fragmentation of the media industry
- More quality choices than ever - disruptive pattern
- Models of media consumption are changing
- 63% of time spent consuming media is not with television[1]

Growth in mobile advertising
- TV expected to be 38% of larger advertising market[2]
  - $75 billion in 2017[2]
  - Growing but flat market share

- Mobile advertising growing as a percentage of the advertising market
  - From 1% in 2011 ($1.6 billion)[2]
  - To 16% of the market ($31 billion in 2017)[2]

Average Time Spent per Day with Major Media US Adults, 2013


Print 4%
Other 3%
Digital (online) 19%
Radio 12%
Digital (mobile) 20%
TV 37%
Digital (other) 5%

US Total Media Ad Spending, by Media 2011-2017


200
150
100
50
$ billions
1.6
4.4
8.5
13.1
18.6
24.7
31.1
2011
2012
2013
2014
2015
2016
2017
TV
Digital (non-mobile)
Digital (mobile)
Print
Radio
Outdoor

(1) eMarketer, Digital Set to Surpass TV in Time Spent with US Media, August 1, 2013
(2) eMarketer, US Total Media Ad Spend Inches Up, Pushed by Digital, August 22, 2013

Our Reach

6 million
Net Registered Platform Users

9 million
Active Reach[1]

22 million
Total Reach[2]

$19 million
Total Value of Points Redeemed

(1) Active Reach is defined as Viggle MAUs + WP FB Likes and Twitter Follows as of August 31, 2014
(2) Total Reach is defined as Viggle net registered users + WP monthly unique visitors for August 31, 2014

Differentiation: Data & Insights

Gain insight around the media consumption habits of your customers

- Viggle collects demo information at registration across our platform
- Combining our 1st party registration data, engagement activity, and commerce purchases creates a consumer media fingerprint


Demographic
Age
Gender
Zip code
TV Provider
Entertainment Behavior
TV viewership
Music listening
Ad engagements
Social media
viggle
Entertainment Fingerprint
Commerce Insights
Rewards redemption
Retail tracking
Coupon redemption

Differentiation: Engagement

Advertisers have many places to purchase reach, but our engagement sets us apart.

- Viggle Platform visitors spend an average of 296 minutes per visitor per month and the platform is ranked 13th among all websites as measured by ComScore.
- Viggle's click-through-rate on all ads is over 13% vs. less than 1% on for digital media as a whole.[2]
- Viggle users checked into 8.6mm TV shows in the month of August.[3]
- Viggle users matched 8.0mm songs in the month of August.[4]

(1) Source: ComScore for July of 2014; (2) Source: Morgan Stanley Research; (3) Source: Viggle; (4) Source: Viggle

Blue Chip Advertising and Strategic Relationships

The Viggle Entertainment Marketing & Rewards platform is attracting some of the top media companies and brand relationships in the industry

Networks[1]

- NBC Universal
- FOX
- CBS
- Discovery
- Scripps Networks
- Univision
- Turner
- A&E

- Driven increased viewership and engagement around programming

Advertisers & Rewards[1]

- Lexus
- McDonalds
- Pepsi
- Best Buy
- Comcast
- Target
- Hyundai
- Hulu
- Starbucks
- Capital One
- Amazon
- Sephora
- JetBlue
- P&G

- Nielsen study found that ads were more effective among users who were exposed to the ad on TV and on Viggle as opposed to just on TV

Strategic

- DIRECTV
- Microsoft
- Scripps Network Interactive
- Tribune Media Services

- Multi-year relationships to support revenue, marketing and platform objectives

(1) This list reflects a sub-set of relationships and is not exhaustive

Intellectual Property

Viggle has filed for patents to protect its innovative model

"System and Method for Tracking and Rewarding Media and Entertainment Usage Including Substantially Real Time Rewards"

- U.S. Patent Serial No. 8,732,739
- USPTO issued the utility patent on May 20, 2014
- Allowances include identifying entertainment and assigning loyalty points to the consumer associated with the entertainment

"Dynamic Playbook: Experimentation Platform for Social Networks"

- U.S. Patent Serial No. 8,706,673 and No. 8,612,375
- USPTO granted patent in December 2013
- Allowances around providing contextual content recommendations for communication channels, such as email, text messages, web pages, and social media pages

"Personalization Based Upon Social Value in Online Media"

- U.S. Patent Notice of Allowance No. 13/967,976 granted in May 2014
- Allowances around online personalization of content provided to a user on a social network platform

19 other applications pending with the US and Foreign patent offices

Accomplished since Listing

Our stated goals for 2014…

- Allow users to earn points on the web
- Launch Windows version of Viggle
- Launch the ViggleStore to allow redemption of points for music, TV and movies
- Launching LIVE Events vertical via SFX partnership
- Grow Revenues
- Grow Users

Accomplished since Listing

Continued

What we have done…

- ✓ Allow users to earn points on the web
- ✓ Launch Windows version of Viggle
- ✓ Launch the ViggleStore to allow redemption of points for music, TV and movies
- Launching LIVE Events vertical via SFX **(agreement in place)**
- ✓ Grow Revenues
- ✓ Grow Users

Earnings Points on the Web

Reward program expansion

- Earning points across web properties launched with Wetpaint in June 2014


wetpaint
Sean Purposes To Catherine
Bachelor Spoilers
10:05
Dailymotion
Sean purposes to Catherine by bachspoilerfans
Watch this video and earn 150 points!

Points on Wetpaint drove a material and meaningful lift in user engagement on the website from May 2014 to August 2014

	May to Aug Changes
Sessions	37.5%
Users	27.8%
Time Spent / Session	29.3%
Pages / Session	-13.9%
Time Spent / User	39.0%
Videos Started	250.1%
Videos Started / User	173.9%
Videos Completed	648.0%
Videos Completed / User	485.1%

Launch Windows Version of Viggle

- Windows Store feature
- Windows Phone Store feature
- Social media
- Blog posts – Guggs, Windows
- Conversations article
- *Retail store event integration*



Windows Phone
Follow
Enter for a chance to win a @Surface Pro 3 by registering for @Viggle on your #WindowsPhone: winph.ms/45hzEL
viggle is now on Windows Phone
Nokia USA
Follow
Viggle has arrived! Download the app & sign up for Viggle for a shot to win a Surface Pro 3: bit.ly/1spjZb0
Win with Viggle on Windows!



APPS
Nokia collectio
Adobe Photoshop Ex
Adobe Systems Incorporated
Viggle
Viggle, Inc.
500px
Walgreens
Walgreen Co.
WhatsApp
WhatsApp Inc.
Hotel Tonight



Steve "Guggs" Guggenheimer's Blog
Visual Studio
WPC Day 2 – Showcasing our partners
GET FREE STUFF JUST FOR WATCHING TV WITH VIGGLE
Redeem movie tickets, gift cards, music downloads and much more with this Windows Phone app.
DOWNLOAD VIGGLE
store
Viggle
Store
Surface picks
Collections
Windows Experience Blog
Win with Viggle on Windows!

Launch the ViggleStore



viggle store
Home
Top Albums
Top Songs
Top Albums
Rewards
MUSIC DOWNLOADS
Viggle Store
Summer
Get song 4500 points
Top Songs

7M+
total songs

98%
of the top 100 tracks

Web
Desktop and mobile

In-app
iOS, Android & Windows

Grow Revenue and Users

ARPU has Averaged $2.80 per MONTH[1]


7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
F1Q2013
F2Q2013
F3Q2013
F4Q2013
F1Q2014
F2Q2014
F3Q2014
F4Q2014
Jul-14
Aug-14
Revenue
Registered Users

(1) ARPU = Total revenue for the month divided by MAUs in the Viggle App for the same month.

What's Next?

What we want to accomplish…

- Allow users to earn points on the web sites not owned by Viggle
- Sign co-marketing agreements with major consumer brands
- Launch the ViggleStore to allow redemption of points for ownership OR rental of TV and movies
- Launch LIVE Events vertical via SFX partnership
- Grow Revenues
- Grow Users

Valuation Comps

Mobile Media Sector Public Company Valuations

Company	Symbol	Price	Market Cap (MM)	2014E Revenues	Rev Growth Rate	Market Cap to Revenue
Coupons.Com	COUP	$ 16.33	$ 1,267	$ 222	72%	5.7x
GrubHub	GRUB	39.75	3,133	240	61%	13.1x
Hipcricket	HIPP	0.08	12	32	20%	0.4x
Mandalay Digital	MNDL	5.22	196	47	92%	4.2x
MeetMe	MEET	2.16	96	46	13%	2.1x
MillenialMedia	MM	2.16	232	295	14%	0.8x
Renren	RENN	3.49	1,264	116	43%	10.9x
TrueCar	TRUE	24.15	1,849	201	68%	9.2x
Weibo	WB	19.81	4,111	326	67%	12.6x
YY, Inc.	YY	91.42	5,108	562	86%	9.1x
Yelp	YELP	83.28	6,001	375	61%	16.0x
Zynga	ZNGA	3.08	2,760	711	23%	3.9x
Average						**7.3x**
Viggle	VGGL	$ 4.62	$ 98	$ 23	35%	4.2x

Source: Ladenburg Thalmann as of September 5, 2014. The company does not provide forward guidance and the revenue estimate for Viggle has been provided by Ladenburg Thalmann.. We use it in this table to illustrate relative comparable valuations.

Upcoming NDR/Conference Schedule

September

- HC Wainwright/Rodman Conference in NYC
- Aegis Healthcare and Technology Conference in Las Vegas
- Credit Suisse Small/Midcap Stock Conference in NYC
- Boston
- Wedbush California Dreamin’ Consumer Conference in NYC
- Chicago/Denver/Minneapolis

viggle™